Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “Agreement”) is entered into as of September 26, 2013 by and among SILICON VALLEY BANK (“Bank”) and REAL GOODS ENERGY TECH, INC., a Colorado corporation (“Real Goods Energy”), REAL GOODS TRADING CORPORATION, a California corporation (“Real Goods Trading”), REAL GOODS SYNDICATED, INC., a Delaware corporation (“Syndicated”) and ALTERIS RENEWABLES, INC., a Delaware corporation (“Alteris” and together with Real Goods Energy Real Goods Trading and Syndicated individually and collectively, jointly and severally, the “Borrower”), and REAL GOODS SOLAR, INC., a Colorado corporation (the “Secured Guarantor”, and together with each Borrower the “Grantor”).

RECITALS

A. Bank has agreed to make certain advances of money and to extend certain financial accommodations to, among others, Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement, dated as of December 19, 2011, as amended by a certain First Loan Modification Agreement, dated as of August 28, 2012, as further amended by a certain Second Loan Modification and Reinstatement Agreement, dated as of November 13, 2012, as further amended by a certain Third Loan Modification Agreement, dated as of March 27, 2103 and as further amended by a certain Joinder and Fourth Loan Modification Agreement, dated as of the date hereof (as the same may be further amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

1. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

2. Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

3. Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

4. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

5. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

6. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

7. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

8. All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

9. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

10. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:

c/o Real Goods Energy Tech, Inc. 833 West South Boulder Road		REAL GOODS ENERGY TECH, INC.
Louisville, CO 80027		By:	/s/ Anthony M. Dipaolo
Attention: Anthony M. Dipaolo E-mail: tony.dipaolo@realgoods.com		Name: Anthony M. Dipaolo Title: Chief Financial Officer

REAL GOODS TRADING CORPORATION		REAL GOODS SYNDICATED, INC.

By:	/s/ Anthony M. Dipaolo	By:	/s/ Anthony M. Dipaolo
Name: Anthony M. Dipaolo Title: Chief Financial Officer		Name: Anthony M. Dipaolo Title: Chief Financial Officer

ALTERIS RENEWABLES, INC.		REAL GOODS SOLAR, INC.

By:	/s/ Anthony M. Dipaolo	By:	/s/ Anthony M. Dipaolo
Name: Anthony M. Dipaolo Title: Chief Financial Officer		Name: Anthony M. Dipaolo Title: Chief Financial Officer

BANK:

Address of Bank:		SILICON VALLEY BANK

Silicon Valley Bank		By:	/s/ Elisa Sun
2400 Hanover Street		Name: Elisa Sun
Palo Alto, CA 94304		Title: Vice President
Attn: Ms. Elisa Sun
Fax: (650) 856-7879
Email: esun@svb.com

EXHIBIT A

Copyrights

	Registration/	Registration/	Registrant/Claimant	Type of Work
Description Title of Work	Application Number	Application Date

Alternative Energy Sourcebook Edited by John Schaeffer; with contributions from the friends and staff of Real Goods Trading Corporation, 7th Ed.	TX0003431772	10/13/92	John Schaeffer and Real Goods Trading Corporation	Text

Solar Living Sourcebook: the Complete Guide to Renewable Energy Technologies & Sustainable Living

Variant Title: Alternative Energy Sourcebook: the Complete Guide to Renewable Energy Technologies & Sustainable Living

Edited by John Schaeffer and the Real Goods staff, 8th Ed.

	TX0003667520	12/16/94	Real Goods Trading Corporation	Text

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date	Registrant
None.

EXHIBIT C

Trademarks

	Registration/ Application Number	Registration/ Application Date		Liens Recorded in the
Description			Registrant	U.S. Trademark Office
REAL GOODS	Reg. No. 1779356	6/29/93	Real Goods Trading Corporation	None

ALTERIS	Reg. No. 3944808	4/12/11	Alteris Renewables, Inc.	None

ALTERIS RENEWABLES	Reg. No. 3944809	4/12/11	Alteris Renewables, Inc.	None

THE ANSWER RISES EVERY DAY	Reg. No. 3211319	2/20/07	Real Goods Energy Tech, Inc., as successor in interest to Marin Solar, Inc.	None

THE ANSWER RISES EVERY DAY	Reg. No. 3211320	2/20/07	Real Goods Energy Tech, Inc., as successor in interest to Marin Solar, Inc.	None

OWN YOUR POWER	Reg. No. 3370014	1/15/08	Real Goods Energy Tech, Inc., as successor in interest to Marin Solar, Inc.	None

MARIN SOLAR	Reg. No. 3474639	7/29/08	Real Goods Energy Tech, Inc., as successor in interest to Marin Solar, Inc.	None

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date	Registrant
None.